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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 18, 1997
                                                 (December 12, 1996)
                                               _________________________________


                              NEW PLAN REALTY TRUST
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)




    Massachusetts                    0-7532                     13-1995781
________________________________________________________________________________
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation              File Number)              Identification No.)


      1120 Avenue of the Americas, New York, New York           10036
________________________________________________________________________________
        (Address of Principal Executive Offices)              (Zip Code)


          Registrant's telephone number, including area code (212) 869-3000
                                                             ___________________

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 1997

                                   NEW PLAN REALTY TRUST


                                   By:/s/ Michael I. Brown
                                      _____________________________________
                                      Michael I. Brown
                                      Chief Financial Officer and
                                      Controller

Item 2.   Acquisition or Disposition of Assets

          See "Item 5 -- Other Events"

Item 5.   Other Events

          New Plan Realty Trust (the "Trust) purchased three properties for an aggregate purchase price of approximately $45.5 million of which $29.3 million was paid in cash. This was the estimated fair market value of such properties. Additional information regarding the three properties is set forth below.


                      Date of
Property              Acquisition    Acres    Units     Seller        Occupancy

COURTS @ WATERFORD    12/12/96       27       318       Chattanooga   95%
PLACE APARTMENTS                                        Properties
Chattanooga, TN                                         II L.P.

KNOLLWOOD             5/7/97         42       704       Knollwood I,  98%
APARTMENTS                                              II, III, IV
Mobile, AL                                              L.P.


SPRING CREEK          6/2/97         19       288       5811 Spring   89%
APARTMENTS                                              Run L.P.
Columbus, OH


         Audited statements of revenue and certain operating expenses and pro forma financial information reflecting the acquisition of the three properties are included in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) and (b)    Financial Statements of Businesses Acquired and Pro
                        Forma Financial Information.

         1. Report of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated June 10, 1997.

         2. Certain properties acquired - Historical Summary of Combined Revenues and Certain Operating Expenses for the year ended October 31, 1996.

         3. In addition, the following pro forma financial information is provided to reflect all three properties acquired:

               (i) New Plan Realty Trust and Subsidiaries - Information
                   pursuant to Rule 3-14 of Regulation S-X.

               (ii) New Plan Realty Trust and Subsidiaries - Pro forma condensed consolidated financial statements (unaudited):

                   (a) Pro forma condensed consolidated statement of income for the year ended July 31, 1996.

                   (b) Pro forma condensed consolidated statement of income for the nine months ended April 30, 1997.

                   (c) Pro forma condensed consolidated balance sheet as of April 30, 1997.

                   (d) Notes to pro forma condensed consolidated financial statements.

    (c)  Exhibits

         Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


                         INDEPENDENT AUDITOR'S REPORT
                         ____________________________

We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Courts @ Waterford Place, Knollwood Apartments, and Spring Creek Apartments (the "Properties") for the year ended October 31, 1996. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                             EICHLER, BERGSMAN & CO., LLP


New York, New York
June 10, 1997

                          CERTAIN PROPERTIES ACQUIRED
    HISTORICAL SUMMARY OF COMBINED REVENUES AND CERTAIN OPERATING EXPENSES
                      FOR THE YEAR ENDED OCTOBER 31, 1996
                                (IN THOUSANDS)


Rental income                                              $7,190

     Repairs and maintenance                $  715
     Real estate taxes                         480
     Other operating expenses                1,273          2,468
                                            ______         ______

Excess of revenues over certain
 operating expenses                                        $4,722
                                                           ======


NOTE:

The Historical Summary of Combined Revenues and Certain Operating Expenses relates to the operation of Courts @ Waterford Place, Knollwood Apartments, and Spring Creek Apartments (the "Properties") while under ownership previous to New Plan Realty Trust. The properties are residential apartment complexes.
The summary includes the results of operations of Knollwood Apartments for the twelve months ended December 31, 1996.

The Summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
              INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


Part I    MANAGEMENT ASSESSMENT

          Management's assessment of the three properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the three properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following presents an estimate of taxable operating income and funds generated from the operation of the acquired three properties for the year ended July 31, 1996 based on the Historical Summary of Combined Revenues and Certain Operating Expenses. These estimated results do not purport to present expected results of operations for the three properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Operating income before depreciation expense          $4,722

Less:

Estimated depreciation                                   908
                                                      ______
Estimated taxable operating income                    $3,814
                                                      ======

Estimated funds generated:

Estimated taxable operating income                    $3,814

Add: Estimated depreciation                              908
                                                      ______
Estimate of funds generated                           $4,722
                                                      ======

b. Estimated taxable income for New Plan Realty Trust (including the three properties) for the year ended July 31, 1996 and the nine months ended April 30, 1997 is approximately the same as Pro Forma net income reported on the Pro Forma Condensed Statements of Income (Unaudited).

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
      NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                       FROM CERTAIN PROPERTIES ACQUIRED
                                  (UNAUDITED)


Basis of Presentation

     1. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                    NEW PLAN REALTY TRUST AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


     The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 1996 and the nine months ended April 30, 1997 reflect the acquisition of the three properties as if the transactions and other acquisitions made during the year had occurred on August 1, 1995. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of the three properties.

     The following unaudited pro forma condensed consolidated balance sheet as of April 30, 1997 reflects the acquisition of the Knollwood and Spring Creek Apartments as if the acquisition had occurred on that date. The acquisition of the Courts @ Waterford Place property is reflected in the historical consolidated balance sheet.

     The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1996 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1996).

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                      YEAR ENDED JULY 31, 1996

                                             (In thousands except for per share amounts)

                                                                                                PREVISOULY REPORTED (4)
                                                                                        ---------------------------------------
                                                                        PRO FORMA
                         AS              HISTORICAL      PRO FORMA      CURRENT         HISTORICAL      PRO FORMA     REVISED
                         REPORTED        ACQUISITION     ADJUSTMENTS    ACQUISITIONS    ACQUISITION     ADJUSTMENTS   PRO FORMA
                         --------        -----------     -----------    ------------    -----------     -----------   ---------

RENTAL REVENUES          $162,821           $7,190                        $170,011        $18,634           $  565     $189,210

INTEREST AND
 DIVIDENDS                  4,785                                            4,785                          (2,067)       2,718
                         ________           ______                        ________        _______           ______     ________
   TOTAL REVENUE          167,606            7,190                         174,796         18,634           (1,502)     191,928

OPERATING COSTS            57,302            2,468                          59,770          6,550                        66,320

DEPRECIATION EXPENSE       20,004                         $   908 (2,3)     20,912                           2,293       23,205

INTEREST EXPENSE           17,561                           2,597 (2)       20,158                           4,639       24,797
                         ________           ______        _______         ________        _______           ______     ________

   TOTAL OPERATING
    EXPENSE                94,867            2,468          3,505         100,840           6,550            6,932      114,322
                         ________           ______        _______         ________        _______           ______     ________

OTHER DEDUCTIONS            2,616                                           2,616                                         2,616

OTHER INCOME                  398                                              398                                          398
                         ________           ______        _______         ________        _______           ______     ________

NET INCOME               $ 70,521           $4,722        $(3,505)        $ 71,738        $12,084          ($8,434)    $ 75,388
                         ========           ======                        ========        =======           ======     ========

NET INCOME PER SHARE     $   1.25                                         $   1.27                                     $   1.33

AVERAGE SHARES
OUTSTANDING               56,484                                            56,484                                       56,484

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                  NINE MONTHS ENDED APRIL 30, 1997

                                             (In thousands except for per share amounts)

                                                                                                  PREVIOUSLY REPORTED (4)
                                                                                       -----------------------------------------
                                       HISTORICAL    PRO FORMA                         HISTORICAL     PRO FORMA
                         AS REPORTED   ACQUISITION   ADJUSTMENTS      PRO FORMA        ACQUISITION    ADJUSTMENTS      PRO FORMA
                         -----------   -----------   -----------      ---------        -----------    -----------      ---------

REVENUES:
RENTAL REVENUES           $147,719       $ 4,571                       $152,290          $ 3,700        $   153         $156,143
INTEREST AND DIVIDENDS       3,277                                        3,277                                            3,277
                          --------       -------                       --------          -------        -------         --------
   TOTAL REVENUE           150,996         4,571                        155,567            3,700            153          159,420
OPERATING EXPENSES:
OPERATING COST              54,138         1,545                         55,683            1,209                          56,892
DEPRECIATION EXPENSE        18,252                    $    578  (2,3)    18,830                             401           19,231
INTEREST EXPENSE            19,758                       1,571  (2)      21,329                           1,423           22,752
                          --------       -------                       --------          -------        -------         --------
   TOTAL OPERATING
    EXPENSES                92,148         1,545         2,149           95,842            1,209          1,824           98,875
                          --------       -------                       --------

OTHER DEDUCTIONS             1,525                                        1,525                                            1,525
OTHER INCOME (LOSS)            (68)                                         (68)                                             (68)
                          --------       -------                       --------          -------        -------         --------

NET INCOME                $ 57,255       $ 3,026      ($ 2,149)        $ 58,132          $ 2,491        ($1,671)        $ 58,952
                          ========       =======       =======         ========          =======         ======         ========

NET INCOME PER SHARE      $    .98                                     $   1.00                                         $   1.01
AVERAGE SHARES
 OUTSTANDING                58,353                                       58,353                                           58,353

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
/TABLE

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                              AS OF APRIL 30, 1997
                                 (In Thousands)


                                             PRO FORMA
                              AS REPORTED    ADJUSTMENTS (1)     PRO FORMA
                              ___________    _______________     _________

ASSETS:

REAL ESTATE                    $1,031,275        $31,727         $1,063,002

CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES AND
  OTHER INVESTMENTS                 23,523                           23,523

OTHER                               45,833                           45,833
                                __________       _______         __________

     TOTAL ASSETS               $1,100,631       $31,727         $1,132,358
                                ==========       =======         ==========

LIABILITIES:

MORTGAGES PAYABLE               $   58,748       $ 6,027         $   64,775

NOTES PAYABLE                      342,597        25,700            368,297

OTHER LIABILITIES                   30,218                           30,218

     TOTAL LIABILITIES            431,563         31,727            463,290
                                __________       _______         __________

SHAREHOLDERS' EQUITY               669,068                          669,068
                                __________                      ___________
   TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY       $1,100,631       $31,727         $1,132,358
                                ==========       =======         ==========


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


1. Pro Forma Adjustments to Pro Forma Consolidated Balance Sheet as of April 30, 1997 reflect the acquisition of two properties after April 30, 1997 using increased borrowings and the assumption of a mortgage.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1996 and for the nine months ended April 30, 1997 include adjustments to reflect the acquisition of the three current acquisitions and the previously reported acquired properties as if they had been acquired on August 1, 1995 (See Note 3.) For the year ended July 31, 1996 and the nine months ended April 30, 1997, these adjustments include an increase in interest expense due to the increase in mortgages and notes payable to finance these acquisitions. The interest rate used was approximately 5.4% on the assumed mortgages and 5.9% on the notes payable.

3. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

4. Refer to Form 8-K dated November 4, 1996 and Form 8-K dated January 6, 1997 for previously reported acquisitions.

                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

     23                  Consent of Independent Accountants